Exhibit 99.1

Playboy and Mountain Crest Acquisition Corp Announce Initial Filing of Preliminary Proxy Statement in Connection with Proposed Business Combination

LOS ANGELES and NEW YORK – NOVEMBER 9, 2020 – Playboy Enterprises, Inc. (the “Company” or “Playboy”), one of the largest and most recognizable lifestyle brands in the world, and Mountain Crest Acquisition Corp (Nasdaq: MCAC) (“Mountain Crest”), a publicly-traded special purpose acquisition corporation, today announced that Mountain Crest has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the previously announced business combination transaction between Playboy and Mountain Crest. The filing can be accessed at https://www.mcacquisition.com/ or by searching for Mountain Crest Acquisition Corp on the SEC’s website at https://www.sec.gov/edgar.shtml.

While the information in the preliminary proxy statement filed today is subject to change, it provides important information about Mountain Crest’s proposed business combination with Playboy. Mountain Crest currently anticipates holding a shareholder meeting with respect to the business combination in the first quarter of 2021.

As previously announced on October 1, 2020, upon closing of the business combination, Mountain Crest will be renamed “Playboy Group, Inc.” and is expected to remain listed on the Nasdaq Stock Market under a new ticker PLBY. As part of the deal, Playboy will retain its highly experienced management team, led by CEO Ben Kohn, who joined Playboy in 2016, to lead the Company’s strategic transformation.

Playboy’s return to the public markets presents a transformed, streamlined and high-growth business. The Company has over $400 million in cash flows contracted through 2029, sexual wellness products available for sale online and in over 10,000 major retail stores in the US, and a growing variety of clothing and branded lifestyle and digital gaming products.

As part of the transaction, Mountain Crest has signed definitive purchase agreements for the sale of $50 million of its common stock to institutional and accredited investors, which will be used to fund Playboy’s growth plans.

About Playboy

Playboy is one of the largest and most recognizable global lifestyle platforms in the world, with a strong consumer business focused on four categories comprising The Pleasure Lifestyle: Sexual Wellness, Style & Apparel, Gaming & Lifestyle and Beauty & Grooming. Under its mission of Pleasure for All, the 67-year-old Playboy brand drives more than $3 billion in global consumer spend and sells products across 180 countries. Playboy is one of the most iconic brands in history.

About Mountain Crest Acquisition Corp

Mountain Crest Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Mountain Crest Acquisition Corp's efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus on operating businesses in North America. Visit https://www.mcacquisition.com/.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the Mountain Crest shareholders meeting and completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest’s and Playboy’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Mountain Crest’s shares of common stock on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Mountain Crest or Playboy may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to Playboy; (13) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (14) the amount of redemption requests made by Mountain Crest’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Mountain Crest intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), which includes the preliminary proxy statement on Schedule 14A filed on November 9, 2020 with the SEC, and a definitive proxy statement on Schedule 14A, when available. Mountain Crest’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Playboy, Mountain Crest, and the proposed business combination. Promptly after filing its definitive proxy statement relating to the proposed business combination with the SEC, Mountain Crest will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting on the business combination and the other proposals. STOCKHOLDERS OF MOUNTAIN CREST ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT MOUNTAIN CREST FILES WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MOUNTAIN CREST, PLAYBOY, AND THE BUSINESS COMBINATION. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other relevant materials filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest, and additional information regarding the interests of such participants are included in the preliminary proxy statement for the proposed business combination available at www.sec.gov. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s prospectus, dated June 4, 2020 and in the preliminary proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filings. Other information regarding the interests of the participants in the proxy solicitation is included in the preliminary proxy statement pertaining to the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the preliminary proxy statement for the proposed business combination.

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No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investors

PlayboyIR@icrinc.com

Media

PlayboyPR@icrinc.com

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